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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 2, 1998 included in 99 CENTS Only Stores Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP


Los Angeles, California
July 22, 1998